                                                                   EXHIBIT 24
                                 OHM CORPORATION


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of OHM Corporation, an Ohio corporation, hereby constitutes and appoints James L. Kirk, Pamela K.M. Beall and John J. Ray III, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned a Registration Statement on Form S-8 with respect to the 1986 Stock Option Plan, as amended and restated, pursuant to the Securities Act of 1933 and to sign any and all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 10th day of September, 1996.

/s/ Victor J. Barnhart             /s/ Herbert A. Getz
------------------------------     ------------------------------
Victor J. Barnhart                 Herbert A. Getz
Director                           Director


/s/ Ivan W. Gorr                   /s/ Charles D. Hollister
------------------------------     ------------------------------
Ivan W. Gorr                       Dr. Charles D. Hollister
Director                           Director


/s/ James L. Kirk                  /s/ Joseph R. Kirk
------------------------------     ------------------------------
James L. Kirk                      Joseph R. Kirk
Chairman of the Board, President   Director
and Chief Executive Officer and
Director
(Principal Executive Officer)


/s/ James E. Koenig                /s/ Richard W. Pogue
------------------------------     ------------------------------
James E. Koenig                    Richard W. Pogue
Director                           Director


/s/ Charles W. Schmidt             /s/ Kris E. Hansel
------------------------------     ------------------------------
Charles W. Schmidt                 Kris E. Hansel
Director                           Controller (Principal Financial
                                   Officer and Principal Accounting
                                   Officer)



                               Page 11 of 11 Pages